                                                                    EXHIBIT 10.2


             Specific Co-Operation and Development Agreement No. 4*



* Certain portions of this Exhibit have been omitted and filed separately under an application for confidential treatment.

SCDA No. 4                                                    September 27, 2001


                            SPECIFIC CO-OPERATION AND

                              DEVELOPMENT AGREEMENT

                                      NO. 4


                                      [***]


              Under General Co-operation and Development Agreement


                            Provided by OZ.COM Canada



1        GENERAL

1.1 Parties. This SPECIFIC DEVELOPMENT AND CONSULTING AGREEMENT NO.4 (this "Agreement") is made and entered into this 27th day of September 2001, by and between Microcell Labs Inc. ("MICROCELL"), a Canadian corporation with offices at 1250, Rene-Levesque Blvd. West, Suite 400, Montreal, Quebec, Canada, and OZ.COM Canada Company ("OZ"), a Nova Scotia Company, with an office at 1100, de La Gauchetiere Street West, Room 150, Montreal, Quebec, Canada, and is made under the general terms of a General Co-Operation and Development Agreement ("GCDA") entered into OZ and MICROCELL on November 8, 2000.

1.2 Relation To The GCDA. The terms of the GCDA shall apply to this Agreement except where they are inconsistent with the terms of this Agreement, and the defined terms used the GCDA shall have the same meaning in this Agreement, unless the context would obviously require otherwise.

1.3 Subject And Purpose Of This Agreement. This Agreement sets forth the terms by which OZ provides implementation and training services to MICROCELL for [ *** ], as described in Section 3 of this Agreement and Exhibit A to SCDA No.4 hereto.

1.4 Additional Agreement. Hosting, support and maintenance services are not included hereunder and may be provided by OZ under additional specific agreement(s) to MICROCELL. Any such services would be

[***] These provisions have been omitted and filed separately under an application for confidential treatment.

SCDA No. 4                                                    September 27, 2001


      made available by OZ at reasonable and competitive rates, which would be mutually agreed to.

2     NAMES OF COORDINATORS OF EACH PARTY

2.1   The coordinating party for OZ will be:

      Name:       Gilles Lapierre
      Address:    Windsor Station, Room 150
                  1100, de La Gauchetiere Street West
                  Montreal (Quebec) H3B 2S2
                  CANADA
      Telephone:  +1 514-390-1333
      Email:      gilles.lapierre@oz.com


2.2   The coordinating party for MICROCELL will be:

      Name:       Jean-Marc Ferland
      Address:    1250, Rene-Levesque Blvd. West, Suite 400
                  Montreal (Quebec) H3B 4W8
                  CANADA
      Telephone:  +1 514-937-2121
      Email:      jmferland@microcell.ca


3     SUMMARY OF WORK PRODUCT TO BE DELIVERED

3.1 OZ agrees to provide, and MICROCELL agrees to accept, the implementation and training services ("Work Product") described in Exhibit A hereto.

3.2 Parties agree that Work Product deliveries will be made as detailed in Exhibit A and Exhibit B hereto.

3.3 All work shall be performed in a workmanlike and professional manner. OZ and MICROCELL shall develop appropriate administrative procedures for coordinating with each other.

3.4 OZ agrees to maintain agreements or commitments from key personnel assigned to work on projects for MICROCELL, so such personnel remain available for completion as reasonably appropriate in the interest of efficiency and continuity of resources.

SCDA No. 4                                                    September 27, 2001


4     COMPENSATION AND PAYMENT

4.1 Method of compensation. As per Section 7.1 of the GCDA, charges by OZ for Work Products rendered under this Agreement are based on hourly and/or daily fees. In consideration of the Work Products to be performed by OZ under this Agreement, OZ shall be entitled to compensation as set forth in Exhibit B.

4.2 Supporting documentation. OZ agrees to provide MICROCELL with access to such receipts, ledgers, and other records as may be reasonably appropriate for MICROCELL or its accountants to verify the amounts and nature of any such expenses.

4.3   No revenue sharing. Parties agree that revenue sharing as provided by
      Section 7.3 of the GCDA shall NOT apply to Work Products made pursuant to this Agreement.

5     DELIVERY AND ACCEPTANCE

5.1 The acceptance procedure set forth in Section 4.2 of the GCDA applies to this Agreement.

6     LOCATION OF WORK FACILITIES

6.1 Substantially, all of the work will be conducted by OZ personnel at the OZ facility using OZ tools and computing environment. If deemed appropriate for specific activities, OZ personnel could be working on a temporary basis at one of the MICROCELL locations in downtown Montreal.

7     TERM AND TERMINATION

7.1 Term of Agreement. The term of this Agreement shall commence on the date set forth above and shall continue until all Work Product has been delivered.

7.2 Term of License. This Agreement does not set forth the term of the license. The term of the license to use [ *** ] is the object of SCDA No.1 and the term of the license to use [ *** ] is the object of SCDA No.3.

7.3 Termination of Agreement. Either party upon written notice may terminate this Agreement, if the other party performs a material breach of any obligation provided hereunder and the breaching party fails to cure

[***] These provisions have been omitted and filed separately under an application for confidential treatment.

SCDA No. 4                                                    September 27, 2001


      such breach within sixty (60) days from the date of receipt of notice of such failure.


      MICROCELL LABS INC.                       OZ.COM CANADA COMPANY


      By: /s/ Jean-Marc Ferland                 By: /s/ Gilles Lapierre
          --------------------------------          ----------------------------

      Title:  VP                                Title: VP and GM

Exhibit A to SCDA No. 4                                       September 27, 2001


                                    EXHIBIT A

                          TO SPECIFIC CO-OPERATION AND

                              DEVELOPMENT AGREEMENT

                                      NO. 4

                           Description of Work Product

              Under General Co-operation and Development Agreement

                            Provided by OZ.COM Canada



1        GENERAL


1.1 Scope. This Exhibit A to SCDA No.4 provides a description of the work product and is strictly related to the implementation of [ *** ], and the related training services to [ *** ].


1.2      [ *** ].

1.2.1    A detailed product description of [ *** ] is provided with SCDA No.1.

[***] These provisions have been omitted and filed separately under an application for confidential treatment.

Exhibit A to SCDA No. 4                                       September 27, 2001


1.3      [ *** ].

1.3.1    A detailed product description of the [ *** ] is provided with SCDA
         No.3.

2        DESCRIPTION OF WORK PRODUCTS

         [ *** ]

[***] These provisions have been omitted and filed separately under an application for confidential treatment.

Exhibit A to SCDA No. 4                                       September 27, 2001

         [ *** ]

3        REQUIREMENTS ON MICROCELL

3.1      IMPLEMENTATION

         [ *** ]

3.2      TRAINING

         [ *** ]

3.3      OTHER

3.3.1    Introduction of [ *** ] to Microcell employees.

[***] These provisions have been omitted and filed separately under an application for confidential treatment.

Exhibit A to SCDA No. 4                                       September 27, 2001


4        DEPLOYMENT SCHEDULE

         [ *** ]


         MICROCELL LABS INC.                     OZ.COM CANADA COMPANY


         By: /s/ Jean-Marc Ferland               By: /s/ Gilles Lapierre
             ----------------------------            ---------------------------

         Title: VP                               Title: VP and GM

[***] These provisions have been omitted and filed separately under an application for confidential treatment.

Exhibit B to SCDA No. 4                                       September 27, 2001


                                    EXHIBIT B

                          TO SPECIFIC CO-OPERATION AND

                              DEVELOPMENT AGREEMENT

                                      NO. 4

                    Performance Milestones and Price Schedule

              Under General Co-operation and Development Agreement

                            Provided by OZ.COM Canada



1        GENERAL

1.1 Scope. This Exhibit B to SCDA No. 4 describes performances milestones and prices related the implementation of [ *** ] for internal use by Microcell's employees and related training services to Microcell.

[***] These provisions have been omitted and filed separately under an application for confidential treatment.

Exhibit B to SCDA No. 4                                       September 27, 2001


2        PERFORMANCE MILESTONES AND PRICE SCHEDULE

Mores specifically, OZ.COM commits to the performances and services in consideration for a price as set forth below:


Performance Milestone                  Completed                   Price
Implementation Services --
Phase 1

[ *** ]                                Feb. 19, 2001
[ *** ]                                Mar. 28, 2001
[ *** ]                                Mar. 28, 2001
[ *** ]                                Mar. 28, 2001
                                                                CDN$ 116,754
                                                                (US$ 76,310)
Implementation Services --
Phase 2

[ *** ]                                May 2, 2001
[ *** ]                                May 2, 2001
                                                                CDN$ 86,751
                                                                (US$ 56,700)


-----------------
(1)   1.00 US dollar equals 1.53 Canadian dollar.

[***] These provisions have been omitted and filed separately under an application for confidential treatment.

Exhibit B to SCDA No. 4                                       September 27, 2001

Performance Milestone                Completed                   Price
Training Services --
Phase 1

[ *** ]
[ *** ]
                                     Mar. 23, 2001            CDN$ 7,681
                                                              (US$ 5,020)
Training Services --
Phase 2

[ *** ]
[ *** ]
[ *** ]
                                     May 2, 2001              CDN$ 14,229
                                                              (US$ 9,300)

SCDA No. 4 GRAND TOTAL               Due upon date            CDN$ 225,415
                                     of execution             (us$ 147,330)


      MICROCELL LABS INC.                        OZ.COM CANADA COMPANY


      By: /s/ Jean-Marc Ferland                  By: /s/ Gilles Lapierre
          ----------------------------               ---------------------------

      Title: VP                                  Title: VP and GM

[***] These provisions have been omitted and filed separately under an application for confidential treatment.